THE RBB FUND, INC.

Boston Partners Investment Funds

Boston Partners Small Cap Value Fund II

(the “Fund”)

Supplement dated September 22, 2022

to the Prospectuses (collectively, the “Prospectus”)

and Statement of Additional Information (“SAI”) dated March 2, 2022

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

Portfolio Managers for the Fund

On September 16, 2022, Mr. David M. Dabora retired from Boston Partners Global Investors, Inc., the investment adviser to the Fund, and no longer serves as a portfolio manager of the Fund. As of that date Mr. George Gumpert, who shared portfolio management duties with Mr. Dabora, is primarily responsible for the day-to-day management of the Fund’s portfolio. Accordingly, as of September 16, 2022, all references to Mr. Dabora in the Prospectus and SAI are hereby removed.

If you have any questions, please call the Fund (toll-free) at 1-888-261-4073.

Investors should retain this supplement for future reference